Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Mitcham Industries, Inc. (the “Company”) on Form 10-Q for the quarterly period ended October 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Guy Malden, Co-Chief Executive Officer of the Company, and Robert P. Capps, Co-Chief Executive Officer and Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Guy Malden
Guy Malden
Co-Chief Executive Officer and Executive Vice President of Marine Systems
(Co-Principal Executive Officer)
December 6, 2018
/s/ Robert P. Capps
Robert P. Capps
Co-Chief Executive Officer, Executive Vice President of Finance and Chief Financial Officer
(Co-Principal Executive Officer and Principal Financial Officer)
December 6, 2018